UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): May 13, 2003


                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



                         Pennsylvania 1-11152 23-1882087
           (State or other jurisdiction (Commission File (IRS Employer of incorporation) Number) Identification No.)



                781 Third Avenue, King of Prussia, PA 19406-1409
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1     Press release dated March 13, 2003


Item 9. Information Furnished Under Item 12 (Results of Operations and Financial Condition).

On May 13, 2003 InterDigital Communications Corporation issued a press release announcing its results of operations and financial condition for the quarter ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K and Item 12 filing requirements (Release No. 34-47583). The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.




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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       INTERDIGITAL COMMUNICATIONS CORPORATION


                       By: /s/ R.J. Fagan
                           ------------------------------------------
                           Richard J. Fagan
                           Executive Vice-President and Chief Financial Officer




Dated:  May 13, 2003



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                                  EXHIBIT INDEX



Exhibit  No.               Description
------------               -----------
   99.1                    Press release dated May 13, 2003